FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                          SECURED LOAN AGREEMENT


        THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT (the "Amendment"), dated and effective as of October 1, 1998 (the "Effective Date") is among HILITE INDUSTRIES, INC., a Delaware corporation ("Hilite"), HILITE INDUSTRIES AUTOMOTIVE, LP, a Texas limited partnership ("Hilite LP"; Hilite and Hilite LP are collectively referred to as the "Borrower"), NORTH AMERICAN SPRING & STAMPING CORP. (DELAWARE), a Delaware corporation ("NASS"), HILITE INDUSTRIES-TEXAS, a Delaware corporation ("Hilite-Texas"), and HILITE INDUSTRIES-DELAWARE, INC., a Delaware corporation ("Hilite-Delaware"; NASS, Hilite-Texas and Hilite-Delaware are referred to herein as "Guarantors", and individually, as a "Guarantor") and COMERICA BANK-TEXAS, a Texas banking association ("Lender").

                                 RECITALS:

        Borrower and Lender have entered into that certain Second Amended and Restated Secured Loan Agreement dated as of January 30, 1998 (such Loan Agreement, as amended or otherwise modified from time to time, the "Agreement").

        Borrower and Lender desire to amend the Agreement.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE I

                                Definitions

        Section 1.1.   Definitions.     Capitalized terms  used in  this
   Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                ARTICLE II

                                 Amendment

             Section 2.1. Amendment to Section 1.1. Effective as of the Effective Date, the following respective definitions in Section
   1.1 of the Agreement are hereby amended and restated in their entirety as follows:

             "Termination Date" shall mean July 21, 2000.

                                ARTICLE III

                           Conditions Precedent

        The effectiveness of this Amendment is subject to the conditions that Lender shall have received this Amendment duly executed by Borrower and the Guarantors, and such other documents as may be reasonably required by Lender:



                                ARTICLE IV

                    Ratifications and Other Agreements

        Section 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of all other documents executed in connection with the Agreement are hereby ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby and all other documents executed in connection with the Agreement or this Amendment to which Borrower is a party shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        Section 4.2. Representations and Warranties. Borrower and each of the Guarantors hereby represent and warrant to Lender that (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate and partnership action on the part of Borrower and each Guarantor and will not violate the respective articles of incorporation, bylaws or partnership agreement (as the case may be) of Borrower or any Guarantor, or any agreement to which Borrower or any Guarantor or any of their properties are bound, (b) the articles of incorporation, partnership agreement and the bylaws of Borrower and each Guarantor, as the case may be, have not been amended or revoked since the date of the Agreement and are in full force and effect, (c) the representations and warranties contained in the Agreement, as amended hereby, and any other documents executed in connection therewith or herewith are true and correct on and as of the date hereof as though made on and as of the date hereof, (d) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (e) after giving effect to this Amendment, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                 ARTICLE V

                               Miscellaneous

        Section 5.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

        Section 5.2. Reference to Agreement. Each of the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as amended hereby.

        Section 5.3. Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Lender's legal counsel.

        Section 5.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 5.5. Applicable Law. This Amendment and all other documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

        Section 5.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower, Pledgor and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

        Section 5.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

        Section 5.8. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any obligated party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

        Section  5.9.     Headings.     The   headings,  captions,   and
   arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 5.10. ENTIRE AGREEMENT. THE AGREEMENT, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE AGREEMENT OR THIS AMENDMENT REPRESENT THE FINAL AGREEMENTS AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        Executed as of the date first written above, but effective as of October 1, 1998.

                                 BORROWER:

                                 HILITE INDUSTRIES, INC.

                                 By:  /s/ Daniel W. Brady
                                 Name:    Daniel W. Brady
                                 Title:   Chief Executive Officer

                                 HILITE INDUSTRIES AUTOMOTIVE, LP

                                 By:  Hilite Industries,  Inc.,  general
                                 partner

                                 By:  /s/ Daniel W. Brady
                                 Name:    Daniel W. Brady
                                 Title:   Chief Executive Officer

                                 LENDER:

                                 COMERICA BANK-TEXAS

                                 By: /s/ Michael Park
                                    Vice President

        The foregoing First Amendment to Second Amended and Restated Secured Loan Agreement is agreed and consented to in all respects as of the date therein written, and the liability of each of the undersigned Guarantors under each respective Guaranty of each respective Guarantor remains in full force and effect and each Guarantor hereby ratifies and affirms in all respects its respective Guaranty.
                                 GUARANTOR:

                                 NORTH AMERICAN SPRING & STAMPING  CORP.
                                 (DELAWARE)

                                 By:  /s/ Daniel W. Brady
                                 Name:    Daniel W. Brady
                                 Title:   Chief Executive Officer

                                 HILITE INDUSTRIES-TEXAS, INC.

                                 By:  /s/ Daniel W. Brady
                                 Name:    Daniel W. Brady
                                 Title:   Chief Executive Officer

                                 HILITE INDUSTRIES-DELAWARE, INC.

                                 By:  /s/ James E. Lineberger, Jr.
                                 Name:    James E. Lineberger, Jr.
                                 Title:   President